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                                                                    EXHIBIT 10.9

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of this twenty-eighth day of July, 2005, by and among The Ageless Foundation, Inc. ("Ageless"), Quincy Investments Corp. ("Quincy") and Naturade, Inc. (the "Company").

                                    RECITALS

      A. The Company desires Quincy to identify, negotiate and arrange the financing for the acquisition by the Company of selected assets of Ageless, Symco, Inc. ("Symco") and Symbiotics, Inc. ("Symbiotics"), in consideration for which Quincy shall be entitled to receive Common Stock, Series C Convertible Preferred Stock and warrants to purchase additional shares of Common Stock of the Company.

      B. Pursuant to that certain Master Investment Agreement dated July 22, 2005, (i) Quincy agreed to use its best efforts to enter into and perform its obligations under that certain Asset Purchase Agreement, by and between Quincy and Ageless, attached hereto as Exhibit A (the "Ageless Purchase Agreement") and
(ii) concurrent with the execution and delivery of the Ageless Purchase Agreement, Quincy and the Company agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual obligations herein contained, it is agreed as follows:

            1. ASSIGNMENT AND ACCEPTANCE.

                  (a) Quincy hereby assigns to the Company all of Quincy's right, title and interest in, to and under the Ageless Purchase Agreement.

                  (b) The Company hereby accepts the foregoing assignment and agrees to keep, perform and fulfill all of the terms, covenants, conditions, duties and obligations which are required to be kept, performed and fulfilled by Quincy under the Ageless Purchase Agreement and which are to be performed after the date hereof (but not including any which have accrued, or which may exist from acts or failures to act, on or prior to the date hereof).

                  (c) Attached hereto as Exhibit B is a true and complete copy of the resolutions duly adopted by the Board of Directors relating to the Master Investment Agreement and the other agreements and instruments referred to therein, which resolutions have not been amended or revoked and are now in full force and effect on the date hereof.

            2. ISSUANCE OF SECURITIES.

                  (a) Concurrent with the execution and delivery of this Agreement, the Company has (i) issued to Quincy, and caused its transfer agent to deliver certificates to Quincy for, 12,739,630 shares of Common Stock and 4,200,000 shares of Series C Convertible Preferred Stock and (ii) issued and delivered to Quincy warrants to purchase up to 7,000,000 shares of Common Stock, in substantially the form attached hereto as Exhibit B (the "Warrants"), receipt of which shares and Warrants hereby is acknowledged by Quincy.

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                  (b) Quincy hereby represents and warrants to the Company that all representations and warranties of Quincy contained in Section 4 of the Master Investment Agreement referred to in Recital B are true and complete as though made on and as of the date hereof.

            3. RELEASE.

                  (a) Except with respect to the Promissory Note dated of even date herewith referred to in Section 1.04(a) of the Ageless Purchase Agreement, Ageless hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue Quincy, or any of its officers, directors, employees or agents, from any and all rights, claims, demands, debts, obligations, liabilities, promises and agreements arising from or in connection with the Ageless Purchase Agreement.

                  (b) Each party hereto understands and agrees that this Section 3 extends to all claims of whatever nature and kind, known and unknown, suspected or unsuspected, and they each expressly waive any and all rights under
Section 1542 of the Civil Code of the State of California, which provides as follows:

            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each party hereto expressly waives and releases any right or benefit which it has or may have under Section 1542 of the Civil Code of the State of California, as well as under the provisions of all comparable or similar statutes, provisions of common law or other decisional law of any and all states of the United States, to the full extent that it waives all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, each party hereto acknowledges that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each party hereto through this Agreement, fully, finally and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist or heretofore have existed among them in connection with the matters set forth in
Section 3(a). In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional different claims or facts relative thereto, and each party hereto hereby expressly assumes the risk of any injury, loss or damage which may arise from this waiver.

            4. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

            5. AMENDMENT. This Agreement may not be amended except by written document executed by the parties hereto.

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            6. SUBJECT HEADINGS. Subject headings are included for convenience only and shall not be deemed part of this Agreement.

            7. SEVERABILITY. If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the parties. The parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

            8. GOVERNING LAW; JURISDICTION; VENUE. This Agreement shall be governed by and construed under the laws of the State of California in force from time to time. The parties hereto each, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

            9. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assign, heirs, and legal representatives.

            10. SURVIVAL. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

            11. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      The next page is the signature page.

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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                               NATURADE, INC.

                                               By: /s/Stephen M. Kasprisin
                                                   -----------------------
                                               Name: Stephen M. Kasprisin
                                               Title: Chief Financial Officer

                                               THE AGELESS FOUNDATION, INC.

                                               By: /s/Naomi Balcombe
                                                   -----------------
                                               Name: Naomi Balcombe
                                               Title: President

                                               QUINCY INVESTMENTS CORP.

                                               By: /s/Peter H. Pocklington
                                                   -----------------------
                                               Name: Peter H. Pocklington
                                               Title: Chairman

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